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                                                                    Exhibit 99.2
                                     Form of Nonqualified Stock Option Agreement

                         THE YANKEE CANDLE COMPANY, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT, made as of the __ day of _____, 200_ (the "Grant Date"), between The Yankee Candle Company, Inc. (the "Corporation"), and (the "Optionee").

            WHEREAS, the Corporation has adopted The Yankee Candle Company, Inc. 2005 Stock Option and Award Plan (the "Plan") in order to provide additional incentive to certain employees, officers and directors of the Corporation and its subsidiaries; and

            WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

            NOW, THEREFORE, the parties hereto agree as follows:

      1. Grant of Option.

            1.1 The Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of shares of common stock, $.01 par value per share, of the Company (the "Shares"), on the terms and conditions set forth in this Agreement and in the Plan, a copy of which has been provided to the Optionee.

            1.2 This Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

            1.3 Except as otherwise defined herein, capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

      2. Purchase Price.

            The price at which the Optionee shall be entitled to purchase Shares upon the exercise of this Option shall be $______ per Share (such price being subject to adjustment as provided in the Plan).

      3. Duration of Option.

            The Option shall be exercisable to the extent and in the manner provided herein for a period of 10 years from the date hereof (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 or Section 8 hereof; provided, further, that the Option may, upon the death of the Optionee, be later exercised for up to one (1) year following the date of the Optionee's death if such death occurs prior to the tenth anniversary of the Grant Date.

      4. Exercisability of Option.

            Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Employee to purchase, in whole at any time or in part from time to time, twenty-five percent (25%) of the total number of Shares covered by the Option after the expiration of one (1) year from the Grant Date and an additional twenty-five percent (25%) of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term. Any fractional number of Shares resulting from the application of the foregoing percentages shall be rounded down to the next whole number of Shares.

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      5. Manner of Exercise and Payment.

            5.1 Notice of Exercise. Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of notice to the Secretary of the Company (or such other person as the Company may designate) pursuant to Section 5(e) of the Plan. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised. The Corporation may require proof satisfactory to it as to the right of such person to exercise the Option. Not less than two hundred and fifty (250) Shares may be purchased at any one time upon any exercise of the Option, unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

            5.2 Deliveries. The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in the manner permitted by Section 5(f) of the Plan.

            5.3 Issuance of Shares. Upon receipt of notice of exercise, full payment for the Shares in respect of which the Option is being exercised, and subject to Section 11, the Corporation shall take such action as may be necessary under applicable law to effect the issuance to the Optionee of the number of Shares as to which such exercise was effected.

            5.4 Stockholder Rights. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (a) the Option shall have been exercised in accordance with the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and any withholding taxes due in connection with such exercise, (b) the Corporation shall have issued the Shares to the Optionee, and (c) the Optionee's name shall have been entered as a shareholder of record on the books of the Corporation. Upon the occurrence of all of the foregoing events, the Optionee shall have full voting and other ownership rights with respect to such Shares.

      6. Termination of Option. Subject to Sections 7 and 8 hereof, each Option shall terminate on the date which is the tenth anniversary of the Grant Date (or if later, the first anniversary of the date of the Optionee's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

            6.1 If the employment of the Optionee is terminated for any reason other than Disability (as defined below), death or for Cause (as defined below), the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that the Option or portion thereof was vested and exercisable as of the date of such termination, after which time the Option shall automatically terminate in full.

            6.2 If the employment of the Optionee is terminated by reason of Disability, the Optionee may, for a period of twelve (12) months after such termination, exercise his or her Option to the extent, and only to the extent, that the Option or portion thereof was vested and exercisable, as of the date of such termination, after which time the Option shall automatically terminate in full. For purposes of this Agreement, "Disability" means:

                  (a) in the case of an Optionee whose employment with the Corporation or subsidiary is subject to the terms of an employment agreement between such Optionee and the Corporation or subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

                  (b) the term "Disability" as used in the Corporation's long-term disability plan, if any; or

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                  (c) in all other cases, the term "Disability" as used in this
Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

            6.3 If the employment of the Optionee is terminated by reason of death, or if the Optionee dies within three (3) months after termination as described in Section 6.1 hereof or within twelve (12) months after termination as described in Section 6.2 hereof, the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution may, for a period of twelve (12) months following the Optionee's death, exercise the Option to the extent, and only to the extent, that the Option was vested and exercisable as of the date of the Optionee's death, after which time the Option shall terminate in full.

            6.4 If the employment of the Optionee is terminated for Cause, the option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised. The Optionee shall be considered to have been discharged for "Cause" if the Corporation determines, within 30 days after the Optionee's resignation, that discharge for Cause was warranted. For purposes of this Agreement, "Cause" means:

                  (a) in the case of an Optionee whose employment with the Corporation or a subsidiary is subject to the terms of an employment agreement between such Optionee and the Corporation or subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                  (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Corporation or any of its subsidiaries which transaction is adverse to the interests of the Corporation or any of its subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

            6.5 The Option, to the extent not yet vested and exercisable, shall terminate immediately upon the Employee's termination of employment with the Corporation for any reason.

      7. Effect of Change of Control Event.

            In the event the Optionee's employment with the Corporation is terminated following a Change in Control Event by the Corporation without Cause or by the Optionee for Good Reason, the Option shall become immediately and fully vested and exercisable and shall, notwithstanding any shorter period set forth in this Agreement, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the termination of the Optionee's employment or (y) the expiration of the Exercise Term. For purposes of this Agreement, an Optionee may terminate his or her employment for "Good Reason" within the twenty-four (24) month period immediately after a Change in Control Event if, following the Change in Control Event, there is (a) a material reduction in base salary or cash incentive compensation opportunities that the Optionee was receiving immediately prior to the Change in Control Event, (b) a material adverse change in the Optionees duties and responsibilities (other than reporting responsibilities) from those in effect immediately prior to the Change in Control Event or (c) a requirement that the Optionee relocate his principal place of business to a location that is in excess of fifty (50) miles from his principal place of business immediately prior to the Change in Control Event.

      8. Non-competition and Non-Solicitation.

            8.1 While the Optionee is employed by the Corporation and for a period of two years after the termination or cessation of such employment for any reason,

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                  (a) the Optionee shall not, directly or indirectly, as an
individual proprietor, partner, stockholder, officer, employee, director, joint venture, investor, lender, consultant, or in any other capacity whatsoever (other than as the holder of not more than one percent of the combined voting power of the outstanding stock of a publicly held company), engage in or be affiliated with any business that is competitive with the business of the Corporation, including but not limited to any business or enterprise that either
(A) develops, manufactures, markets, licenses or sells candles, candle accessories, home or personal fragrance products, or products sold by the Corporation under its Old Farmers Almanac General Store retail format, or (B) otherwise provides any other consumer product or service that competes with any product or service that (1) was developed, manufactured, marketed, licensed, sold or provided by the Corporation during the time in which the Optionee was employed with the Corporation, or (2) the Corporation planned, during the time in which the Optionee was employed with the Corporation, to develop, manufacture, market, license, sell or provide; and

                  (b) the Optionee shall not, either alone or in association with others (A) solicit, or permit any organization directly or indirectly controlled by the Optionee to solicit, any employee of the Corporation to leave the employ of the Corporation, or (B) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by the Optionee to solicit for employment, hire or engage as an independent contractor, any person who was employed by the Corporation at the time of the termination or cessation of the Optionee's employment with the Corporation; provided, that this clause (B) shall not apply to the solicitation, hiring or engagement of any individual whose employment with the Corporation has been terminated for a period of six months or longer.

            8.2 If any restriction set forth in this Section 8 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

            8.3 The restrictions contained in this Section 8 are necessary for the protection of the business and goodwill of the Corporation and are considered by the Optionee to be reasonable for such purpose. The Optionee agrees that any breach of this Section 8 is likely to cause the Corporation substantial and irrevocable damage that is difficult to measure. Therefore, in the event of any such breach or threatened breach, the Optionee agrees that the Corporation, in addition to such other remedies which may be available, shall have the right to obtain an injunction from a court restraining such a breach or threatened breach and the right to specific performance of the provisions of this Agreement and the Optionee hereby waives the adequacy of a remedy at law as a defense to such relief.

            8.4 The Optionee understands that the Corporation is granting to the Optionee an option to purchase Shares hereunder to reward the Optionee for the Optionee's future efforts and loyalty to the Corporation and its affiliates by giving the Optionee the opportunity to participate in the potential future appreciation of the Corporation. Accordingly, if, at any time during which any portion of the Option, including any exercisable portion, is outstanding if the Optionee breaches the provisions of this Section 8, then, in addition to any other rights and remedies available to the Corporation, the Corporation shall be entitled, at its option, to terminate the Option, including any exercisable portion thereof, which shall then be of no further force and effect.

      9. Non-Transferability.

            The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, this option shall be exercisable only by the Optionee..

      10. Adjustments.

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            The Shares subject to the Option and the exercise price of the
Option shall be subject to adjustment as provided in Section 10 of the Plan.

      11. Withholding.

            No Shares will be issued pursuant to the exercise of the Option unless and until the Optionee pays to the Corporation, or makes provision satisfactory to the Corporation for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of the Option.

      12. No Right to Continued Employment.

            This Agreement and the Option shall not confer upon the Optionee any right with respect to continuance of employment by the Corporation or any affiliate thereof, nor shall it interfere in any way with the right of the Corporation or any affiliate thereof to terminate the Optionee's employment at any time.

      13. Entire Agreement.

            This Agreement and the Plan constitute the entire agreement, and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

      14. Execution of Agreement; Modification of Agreement.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument. This Agreement may be modified, amended, supplemented or terminated by written agreement of the parties hereto; provided, that the Corporation may modify, amend, supplement or terminate this Agreement in a writing signed by the Corporation without any further action by the Optionee if such modification, amendment, supplement or termination does not adversely affect the Optionee's rights hereunder.

      15. Invalidity of Provisions.

            The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible.

      16. Acknowledgment.

            The Optionee hereby acknowledges receipt of a copy of the Plan and the Prospectus relating to the Plan and agrees to be bound by all the terms and provisions of the Plan as the same may be amended from time to time. The Optionee hereby acknowledges that the Optionee has reviewed the Plan and this Agreement and understands his or her rights and obligations thereunder and hereunder.

      17. Binding Effect.

            This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

      18. Resolution of Disputes.

            Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee in good faith, whose determination shall be final, binding and conclusive for all purposes.

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      19. Governing Law.

            This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

      20. Consent to Jurisdiction.

            Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States of America, for any actions, suits or proceedings arising out of or relating to this Agreement, the Option or the Plan and the transactions contemplated hereby and thereby ("Litigation") (and agrees not to commence any Litigation except in any such court), and further agrees that service of process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 20 hereof shall be effective service of process for any Litigation brought against such party in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation in the courts of the Commonwealth of Massachusetts or of the United States of America, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Litigation brought in any such court has been brought in an inconvenient forum.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           The Yankee Candle Company, Inc.

                                           By: ______________________________

                                              _______________________________
                                              [Name of Optionee]

Attest:

_____________________________________
Secretary

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